                                                                    EXHIBIT 25.1


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  ----------

                                   FORM T-1
                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE
                                  -----------
                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)
                                  -----------
                              MARINE MIDLAND BANK
              (Exact name of trustee as specified in its charter)

New York                                                             16-1057879
(Jurisdiction of incorporation                                  (I.R.S. Employer
or organization if not a U.S.                                Identification No.)
national bank)

140 Broadway, New York, N.Y.                                         10005-1180
(212) 658-1000                                                        (Zip Code)
(Address of principal executive offices)

                              Warren L. Tischler
                             Senior Vice President
                              Marine Midland Bank
                                 140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-5167
           (Name, address and telephone number of agent for service)

                             HMH PROPERTIES, INC.
              (Exact name of obligor as specified in its charter)

Delaware
(State or other jurisdiction                                  (I.R.S. Employer
of incorporation or organization)                            Identification No.)

10400 Fernwood Road
Bethesda, Maryland                                                         20817
(301) 380-9000                                                        (Zip Code)
(Address of principal executive offices)

                     7 7/8% SERIES A SENIOR NOTES DUE 2005
                        (Title of Indenture Securities)

                                    General

Item 1. General Information.
        --------------------

         Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervisory authority to which it is subject.

         State of New York Banking Department.

         Federal Deposit Insurance Corporation, Washington, D.C.

         Board of Governors of the Federal Reserve System,
         Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2. Affiliations with Obligor.
        --------------------------

         If the obligor is an affiliate of the trustee, describe each such affiliation.

              None

Item 16.  List of Exhibits.
          -----------------


Exhibit
-------

T1A(i)                                         *   - Copy of the Organization Certificate of
                                                     Marine Midland Bank.

T1A(ii)                                        *   - Certificate of the State of New York
                                                     Banking Department dated December 31,
                                                     1993 as to the authority of Marine Midland
                                                     Bank to commence business.

T1A(iii)                                           - Not applicable.

T1A(iv)                                        *   - Copy of the existing By-Laws of Marine
                                                     Midland Bank as adopted on January 20,
                                                     1994.

T1A(v)                                             - Not applicable.

T1A(vi)                                        *   - Consent of Marine Midland Bank required
                                                     by Section 321(b) of the Trust Indenture
                                                     Act of 1939.

T1A(vii)                                           - Copy of the latest report of condition of
                                                     the trustee (March 31, 1998), published
                                                     pursuant to law or the requirement of its
                                                     supervisory or examining authority.

T1A(viii)                                          - Not applicable.

T1A(ix)                                            - Not applicable.


    * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 4th day of August, 1998.



                                       MARINE MIDLAND BANK


                                       By: /s/ Anthony R. Bufinsky
                                          --------------------------------------
                                            Anthony R. Bufinsky
                                            Corporate Trust Officer

                                                                                       EXHIBIT T1A (VII)
                                                        Board of Governors of the Federal Reserve System
                                                        OMB Number: 7100-0036

                                                        Federal Deposit Insurance Corporation
                                                        OMB Number: 3064-0052

                                                        Office of the Comptroller of the Currency
                                                        OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL      Expires March 31, 2000
-----------------------------------------------------------------------------------------------------------------
                                                        Please refer to page i,                            [1]
                                                        Table of Contents, for
                                                        the required disclosure
                                                        of estimated burden.
-----------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1998

This report is required by law; 12 U.S.C. (S)324          (971231)
(State member banks); 12 U.S.C. (S) 1817 (State          -----------
nonmember banks); and 12 U.S.C. (S)161 (National banks). (RCRI 9999)

NOTE: The Reports of Condition and Income must be        The Reports of Condition and Income are to be prepared in
signed by an authorized officer and the Report of        accordance with Federal regulatory authority instructions.
Condition must be attested to by not less than two
directors (trustees) for State nonmember banks and       We, the undersigned directors (trustees), attest to the
three directors for State member and National Banks.     correctness of this Report of Condition (including the
                                                         supporting schedules) and declare that it has been examined by
I, Gerald A. Ronning, Executive VP & Controller          us and to the best of our knowledge and belief has been
-----------------------------------------------          prepared in conformance with the instructions issued by the
Name and Title of Officer Authorized to Sign Report      appropriate Federal regulatory authority and is true and
                                                         correct.
of the named bank do hereby declare that these
Reports of Condition and Income (including the           /s/ Malcolm Burnett
supporting schedules) have been prepared in              ---------------------------------------------------------------
conformance with the instructions issued by the          Director (Trustee)
appropriate Federal regulatory authority and are
true to the best of my knowledge and believe.            /s/ Bernard J. Kennedy
                                                         ---------------------------------------------------------------
 /s/ Gerald A. Ronning                                   Director (Trustee)
------------------------------------------------------
Signature of Officer Authorized to Sign Report           /s/ Sal H. Alfiero
                                                         ---------------------------------------------------------------
  4/27/98                                                Director (Trustee)
------------------------------------------------------
Date of Signature                                        (b)  in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if
SUBMISSION OF REPORTS                                    other than EDS) must transmit the bank's computer data file to
                                                         EDS
Each Bank must prepare its Reports of Condition and
Income either:                                           To fulfill the signature and attestation requirement for the
                                                         Reports of Condition and Income for this report date, attach
(a)  in automated formand then file the computer data    this signature page to the hard-copy f the completed report
file directly with the banking agencies' collection      that the bank places in its files.
agent, Electronic Data System Corporation (EDS), by
modem or computer diskette; or
-----------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number  0 0 5 8 9
                         ---------
                        (RCRI 9030)

REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
Marine Midland Bank              of Buffalo
        Name of Bank                City

in the state of New York, at the close of business
March 31, 1998


ASSETS
           Thousands
           of dollars
Cash and balances due from depository
institutions:

   Noninterest-bearing balances
   currency and coin............................  $ 1,256,485
   Interest-bearing balances....................    2,022,831
   Held-to-maturity securities..................            0
   Available-for-sale securities................    3,703,793

   Federal funds sold and securities purchased
   under agreements to resell...................    1,758,449

Loans and lease financing receivables:

   Loans and leases net of unearned
   income.......................................   21,468,541
   LESS: Allowance for loan and lease
   losses.......................................      404,696
   LESS: Allocated transfer risk reserve                    0

   Loans and lease, net of unearned
   income, allowance, and reserve...............   21,063,845
   Trading assets...............................      885,006
   Premises and fixed assets (including
   capitalized leases)..........................      215,178

Other real estate owned.........................       13,130
Investments in unconsolidated
subsidiaries and associated companies...........            0
Customers' liability to this bank on
acceptances outstanding.........................       28,219
Intangible assets...............................      471,296
Other assets....................................      501,251
Total assets....................................   31,919,483


LIABILITIES

Deposits:
   In domestic offices.......................  20,966,355

   Noninterest-bearing.......................   3,689,470
   Interest-bearing..........................  17,276,885

In foreign offices, Edge, and Agreement
subsidiaries, and IBFs.......................   4,101,409

   Noninterest-bearing.......................           0
   Interest-bearing..........................   4,101,409

Federal funds purchased and securities sold
   under agreements to repurchase............     814,706
Demand notes issued to the U.S. Treasury          309,243
Trading Liabilities..........................     143,683

Other borrowed money:
   With a remaining maturity of one year
   or less...................................   1,878,712
   With a remaining maturity of more than
   one year through three years..............      70,086
   With a remaining maturity of more than
   three years...............................      54,547
Bank's liability on acceptances
executed and outstanding.....................      28,219
Subordinated notes and debentures............     497,837
Other liabilities............................     822,464
Total liabilities............................  29,687,261

EQUITY CAPITAL

Perpetual preferred stock and related
surplus......................................           0
Common Stock.................................     205,000
Surplus......................................   1,984,728
Undivided profits and capital reserves.......      19,101
Net unrealized holding gains (losses)
on available-for-sale securities.............      23,393
Cumulative foreign currency translation
adjustments..................................           0
Total equity capital.........................   2,232,222
Total liabilities, limited-life
preferred stock, and equity capital..........  31,919,483

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  ----------

                                   FORM T-1
                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE
                                  -----------
                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)
                                  -----------
                              MARINE MIDLAND BANK
              (Exact name of trustee as specified in its charter)

New York                                                              16-1057879
(Jurisdiction of incorporation                                  (I.R.S. Employer
or organization if not a U.S.                                Identification No.)
national bank)

140 Broadway, New York, N.Y.                                          10005-1180
(212) 658-1000                                                        (Zip Code)
(Address of principal executive offices)

                              Warren L. Tischler
                             Senior Vice President
                              Marine Midland Bank
                                 140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-5167
           (Name, address and telephone number of agent for service)

                             HMH PROPERTIES, INC.
              (Exact name of obligor as specified in its charter)

Delaware
(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

10400 Fernwood Road
Bethesda, Maryland
(301) 380-9000                                                             20817
(Address of principal executive offices)                              (Zip Code)


                     7 7/8% SERIES B SENIOR NOTES DUE 2008
                        (Title of Indenture Securities)

                                    General

Item 1. General Information.
        --------------------

         Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervisory authority to which it is subject.

         State of New York Banking Department.

         Federal Deposit Insurance Corporation, Washington, D.C.

         Board of Governors of the Federal Reserve System,
         Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2. Affiliations with Obligor.
        --------------------------

         If the obligor is an affiliate of the trustee, describe each such affiliation.

              None

Item 16.  List of Exhibits.
          -----------------


Exhibit
-------

T1A(i)                                         *  -  Copy of the Organization Certificate of
                                                     Marine Midland Bank.

T1A(ii)                                        *  -  Certificate of the State of New York
                                                     Banking Department dated December 31,
                                                     1993 as to the authority of Marine Midland
                                                     Bank to commence business.

T1A(iii)                                          -  Not applicable.

T1A(iv)                                        *  -  Copy of the existing By-Laws of Marine
                                                     Midland Bank as adopted on January 20,
                                                     1994.

T1A(v)                                            -  Not applicable.

T1A(vi)                                        *  -  Consent of Marine Midland Bank required
                                                     by Section 321(b) of the Trust Indenture
                                                     Act of 1939.

T1A(vii)                                          -  Copy of the latest report of condition of
                                                     the trustee (March 31, 1998), published
                                                     pursuant to law or the requirement of its
                                                     supervisory or examining authority.

T1A(viii)                                         -  Not applicable.

T1A(ix)                                           -  Not applicable.


    * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 4th day of August, 1998.



                                       MARINE MIDLAND BANK


                                       By: /s/ Anthony R. Bufinsky
                                          --------------------------------------
                                            Anthony R. Bufinsky
                                            Corporate Trust Officer

                                                                                       EXHIBIT T1A (VII)

                                                        Board of Governors of the Federal Reserve System
                                                        OMB Number: 7100-0036

                                                        Federal Deposit Insurance Corporation
                                                        OMB Number: 3064-0052

                                                        Office of the Comptroller of the Currency
                                                        OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL      Expires March 31, 2000
------------------------------------------------------------------------------------------------------------------------
                                                        Please refer to page i,                                     [1]
                                                        Table of Contents, for
                                                        the required disclosure
                                                        of estimated burden.
------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1998

This report is required by law; 12 U.S.C. (S)324 (State   (971231)
member banks); 12 U.S.C. (S) 1817 (State nonmember       -----------
banks); and 12 U.S.C. (S)161 (National banks).           (RCRI 9999)

NOTE: The Reports of Condition and Income must be       The Reports of Condition and Income are to be prepared in
signed by an authorized officer and the Report of       accordance with Federal regulatory authority instructions.
Condition must be attested to by not less than two
directors (trustees) for State nonmember banks and      We, the undersigned directors (trustees), attest to the
three directors for State member and National Banks.    correctness of this Report of Condition (including the

I, Gerald A. Ronning, Executive VP & Controller         supporting schedules) and declare that it has been examined by
  ---------------------------------------------         us and to the best of our knowledge and belief has been
Name and Title of Officer Authorized to Sign Report     prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and
of the named bank do hereby declare that these          correct.
Reports of Condition and Income (including the
supporting schedules) have been prepared in             /s/ Malcolm Burnett
conformance with the instructions issued by the         ---------------------------------------------------------------
appropriate Federal regulatory authority and are        Director (Trustee)
true to the best of my knowledge and believe.
                                                        /s/ Bernard J. Kennedy
 /s/ Gerald A. Ronning                                  ---------------------------------------------------------------
------------------------------------------------------  Director (Trustee)
Signature of Officer Authorized to Sign Report
                                                        /s/ Sal H. Alfiero
  4/27/98                                               ---------------------------------------------------------------
------------------------------------------------------  Director (Trustee)
Date of Signature

SUBMISSION OF REPORTS                                   (b)  in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if
Each Bank must prepare its Reports of Condition and     other than EDS) must transmit the bank's computer data file to
Income either:                                          EDS

(a)  in automated formand then file the computer data   To fulfill the signature and attestation requirement for the
file directly with the banking agencies' collection     Reports of Condition and Income for this report date, attach
agent, Electronic Data System Corporation (EDS), by     this signature page to the hard-copy f the completed report
modem or computer diskette; or                          that the bank places in its files.
------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number    0  0  5  8  9
                           -------------
                            (RCRI 9030)

REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
Marine Midland Bank              of Buffalo
       Name of Bank                City

in the state of New York, at the close of business
March 31, 1998


ASSETS
           Thousands
           of dollars
Cash and balances due from depository
institutions:

   Noninterest-bearing balances
   currency and coin............................  $ 1,256,485
   Interest-bearing balances....................    2,022,831
   Held-to-maturity securities..................            0
   Available-for-sale securities................    3,703,793

   Federal funds sold and securities purchased
   under agreements to resell...................    1,758,449

Loans and lease financing receivables:

   Loans and leases net of unearned
   income.......................................   21,468,541
   LESS: Allowance for loan and lease
   losses.......................................      404,696
   LESS: Allocated transfer risk reserve                    0

   Loans and lease, net of unearned
   income, allowance, and reserve...............   21,063,845
   Trading assets...............................      885,006
   Premises and fixed assets (including
   capitalized leases)..........................      215,178

Other real estate owned.........................       13,130
Investments in unconsolidated
subsidiaries and associated companies...........            0
Customers' liability to this bank on
acceptances outstanding.........................       28,219
Intangible assets...............................      471,296
Other assets....................................      501,251
Total assets....................................   31,919,483


LIABILITIES

Deposits:
   In domestic offices.......................  20,966,355

   Noninterest-bearing.......................   3,689,470
   Interest-bearing..........................  17,276,885

In foreign offices, Edge, and Agreement
subsidiaries, and IBFs.......................   4,101,409

   Noninterest-bearing.......................           0
   Interest-bearing..........................   4,101,409

Federal funds purchased and securities sold
   under agreements to repurchase............     814,706
Demand notes issued to the U.S. Treasury          309,243
Trading Liabilities..........................     143,683

Other borrowed money:
   With a remaining maturity of one year
   or less...................................   1,878,712
   With a remaining maturity of more than
   one year through three years..............      70,086
   With a remaining maturity of more than
   three years...............................      54,547
Bank's liability on acceptances
executed and outstanding.....................      28,219
Subordinated notes and debentures............     497,837
Other liabilities............................     822,464
Total liabilities............................  29,687,261

EQUITY CAPITAL

Perpetual preferred stock and related
surplus......................................           0
Common Stock.................................     205,000
Surplus......................................   1,984,728
Undivided profits and capital reserves.......      19,101
Net unrealized holding gains (losses)
on available-for-sale securities.............      23,393
Cumulative foreign currency translation
adjustments..................................           0
Total equity capital.........................   2,232,222
Total liabilities, limited-life
preferred stock, and equity capital..........  31,919,483